UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2011

SILVER HORN MINING LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-25097	65-0783722
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

3266 W. Galveston Drive
Apache Junction, Arizona 85120
 (Address of principal executive offices) (zip code)

(480) 288-6530
(Registrant's telephone number, including area code)

___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2011, John Eckersley and Joseph Wilkins, Jr. were appointed to the Board of Directors of Silver Horn Mining Ltd. (the “Board”).  Mr. Eckersley has practiced law as a solo practitioner since 1999.  His practice focuses on securities compliance, corporate governance and estate planning.  He has also served as the Vice President, Legal and Corporate Affairs, of Passport Potash, Inc. (PPRTF.OTCQX) (PPI.TSXV), a resource company engaged in the exploration and development of advanced potash properties, since December 2010.  At Passport Potash, Inc., Mr. Eckersley’s responsibilities include corporate counsel, corporate governance, securities compliance, land and mineral resource acquisition and permitting with local, State and federal agencies.     Mr. Eckersley served as the Executive Vice President, Secretary and Treasurer of Digital Business Resource, Inc., a telecommunications company, from 1996 to 1999, where he was a founder, and was responsible for developing systems for office management, accounting, client services, vendor coordination and marketing.    Mr. Eckersley served as the General Counsel of TIMI, a public finance advisory company, where he advised the company on corporate strategy and was responsible for the company’s compliance filings.  Mr. Eckersley was appointed as a director based on his corporate experience and knowledge of the resources industry.

Mr. Wilkins has over 45 years of experience in mineral exploration and development and has served as a consulting geologist on a broad range of exploration projects throughout North America and Australia.  Mr. Wilkins has provided consulting geologist services to OZ Minerals Ltd. (OZL.A), an Australian copper and gold producer, since October 2010; to Continental Resources Group, Inc. (formerly American Energy Fields, Inc.) (AEFI.OTCBB), a uranium exploration company, from August 2010 to September 2010; to Aurum National Holdings, Ltd., a gold exploration company, from February 2010 to July 2010; to West Timmins Mining Inc. (WTM.TSXV), a gold exploration company, from April 2009 to November 2009; to Grand Central Silver Mining, a precious metals exploration company, in August 2009; to NPX Metals, a metal exploration company, from February 2008 to October 2009; to Newcrest Resources, Inc., an Australian copper and gold producer, from June 2007 to July 2007 and to Kennecott Exploration Co., a mineral exploration company, from May 2005 to November 2007.  Mr. Wilkins has a BS in Geophysics and Geochemistry and a MS in Geosciences from the University of Arizona.    Mr. Wilkins was appointed as a director based on his knowledge of the resources industry and substantial relevant business experience.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER HORN MINING LTD.

Dated: July 13, 2011	By:	/s/Daniel Bleak_____
Daniel Bleak Chief Executive Officer